          Supplement to the North American Senior Floating Rate Fund
                           April 13, 1999 Prospectus

Effective September 1, 1999, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but 0.65% of the Other Expenses. During the month of September up to an additional 0.30% will be phased in at the discretion of CAM bringing the total expenses charged at month-end to no more than 0.95%. After 9/30/99, unless reimbursement of some expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.

91401                                                            August 31, 1999

                        PROSPECTUS DATED APRIL 13, 1999